 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36498	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 100 Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (301) 825-5320

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CBMG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 - OTHER EVENTS

This Current Report on Form 8-K is filed by Cellular Biomedicine Group, Inc. (the “Company” or “CBMG”), in connection with the matters described herein.

As previously disclosed, on August 11, 2020, the Company entered into a definitive merger agreement (the “Merger Agreement”) with CBMG Holdings, an exempt company with limited liability incorporated under the laws of the Cayman Islands (“Parent”), and CBMG Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

SUPPLEMENTAL DISCLOSURES IN CONNECTION WITH TRANSACTION LITIGATION

Following the filing of the Company’s definitive proxy statement (the “Proxy Statement”) associated with the Merger with the Securities and Exchange Commission (the “SEC”) on December 29, 2020, two complaints relating to the Merger consisting of (i) a complaint, dated January 15, 2021, filed in the United States District Court for the Southern District of New York, captioned James Parshall v. Cellular Biomedicine Group, Inc., et al., Case No. 1:21-cv-00377, and (ii) a complaint, dated January 16, 2021, filed in the United States District Court for the Southern District of New York, captioned Marc Waterman v. Cellular Biomedicine Group, Inc., et al., Case No. 1:21-cv-00405. A third complaint relating to the Merger, captioned Steven Benson v. Cellular Biomedicine Group, Inc., et al., Case No. 20-cv-06527, was filed on December 25, 2020 in the United States District Court for the Eastern District of New York challenging the Company’s preliminary proxy statement that was filed with the SEC on December 8, 2020. The Parshall, Waterman and Benson complaints shall be collectively referred to as the “Merger Litigation.” The Company and the Company’s directors Tony (Bizuo) Liu, Terry A. Belmont, Steve (Wentao) Liu, Edward Schafer, Hansheng Zhou, Chun Kwok Alan Au, Jacky (Gang) Ji and Darren O’Brien are named as defendants in each of the actions. The plaintiffs allege that the Proxy Statement omits material information concerning the Merger rendering the Proxy Statement false and misleading in violation of federal securities laws. The complaints seek, among other things, injunctive relief preventing the consummation of the Merger, rescission of the Merger if consummated or an award of rescissory damages, and an award of plaintiffs’ expenses and attorneys’ fees.

The Company believes that the claims asserted in the Merger Litigation are without merit and no supplemental disclosure is required under applicable law. However, in order to avoid the risk of the Merger Litigation delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

These supplemental disclosures will not affect the merger consideration to be paid to CBMG stockholders in connection with the Merger or the timing of the special meeting of CBMG stockholders to be held at 9605 Medical Center Drive, Suite 100, 1st floor, Rockville, Maryland 20850, on February 8, 2021 at 9:00 a.m., Eastern Time. The board of directors of the Company continues to recommend that you vote “FOR” the adoption of the Merger Agreement and “FOR” the other proposals being considered at the special meeting.

SUPPLEMENTS TO THE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent the information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement. All page references are to the Proxy Statement and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

The disclosure in the section entitled “Special Factors—Background of the Merger”, beginning on page 34 of the Proxy Statement, is hereby amended by:

Replacing the second and third sentences of the second full paragraph on page 38 with the following (with new text underlined):

Following public announcement of the November 11 Proposal, no inbound indications of interest from third parties relating to strategic alternatives were received by the Company. However, following such public announcement, certain stockholders of the Company, consisting of Viktor Pan, Zheng Zhou, Wealth Map Holdings Limited (“Wealth Map”), Earls Mill Limited (“Earls Mill”), OPEA SRL, Maplebrook Limited (“Maplebrook”) and Full Moon Resources Limited (“Full Moon”), each communicated with Mr. Liu to inquire about the proposed transaction and the basis on which those stockholders might participate in it.

Replacing the carryover paragraph on pages 37-38 with the paragraph below (with new text underlined and deleted text struck out):

Following discussion of the November 11 Proposal, at this meeting, the Board unanimously resolved to establish the Special Committee consisting of Chun Kwok Alan Au, Edward Schafer, Terry A. Belmont and Dr. Steve (Wentao) Liu, each having been determined by the Board to be disinterested and independent for all purposes under Delaware law with respect to the November 11 Proposal. The Company’s remaining independent director, Jacky (Gang) Ji, elected not to serve as a member of the Special Committee due to his other professional commitments at that time. The Board delegated to the Special Committee the full power and authority of the Board to take all actions the Special Committee considers necessary, desirable or convenient in connection with the identification, evaluation and negotiation of, and the making of recommendations to the Board regarding, the November 11 Proposal and any alternatives thereto, including the express power and authority to review and to evaluate the terms and conditions, and determine the advisability, of the November 11 Proposal and any alternatives thereto, to negotiate with any party the Special Committee deems appropriate with respect to the terms and conditions of the November 11 Proposal or any alternatives thereto, to determine whether the November 11 Proposal or any alternatives thereto is beneficial to the Company and its stockholders and on arm’s-length terms and conditions, to recommend to the Board what actions, if any, should be taken by the Board with respect ~~to the November 11 Proposal and any alternatives~~ thereto, including, without limitation, to approve or elect not to pursue the November 11 Proposal and any alternatives thereto, to act on behalf of the Company in connection with any matters ancillary or related to the November 11 Proposal and any alternatives thereto (including, without limitation, the ability to authorize and enter into contracts of any nature, commence litigation and adopt defensive measures), and to retain such legal counsel, financial advisors and other outside professionals, consultants and agents, each to perform such services and render such advice or opinions, as the Special Committee may deem necessary, desirable or convenient to assist it in connection with the discharge of its duties. The Board also resolved that it would not approve or recommend to the stockholders of the Company the November 11 Proposal or any alternatives thereto without the prior favorable recommendation of the Special Committee. Mr. Au was designated as the Chair of the Special Committee. As Chair, Mr. Au was consulted regularly by the Special Committee’s advisors and would inform the other members of the Special Committee of developments with respect to the proposed transaction when a meeting was not held.

Replacing the third full paragraph on page 38 with the paragraph below (with new text underlined):

On November 12, 2019, Mr. Liu, in his capacity as Chief Executive Officer and in furtherance of the Company’s obligations under the Collaboration Agreement, contacted representatives of Novartis to discuss the November 11 Proposal and to provide additional information regarding the members of the Buyer Consortium. During these discussions, Mr. Liu informed Novartis of what he believed to be various benefits to the Company in moving forward with a “going private transaction” as contemplated by the November 11 Proposal, including the potential financial and competitive benefits to the Company, and expressed his desire to continue the Company’s business collaboration with Novartis and its affiliates regardless of whether any potential transaction was consummated.

Replacing the second full paragraph on page 52 with the paragraph below (with new text underlined):

On July 7, 2020, the Special Committee held a telephonic meeting to discuss recent updates with respect to the proposed transaction. At the invitation of the Special Committee, representatives of White & Case and Jefferies also attended this meeting. Representatives of White & Case reviewed with the Special Committee the recent discussions among White & Case, O’Melveny and Gibson Dunn regarding CFIUS matters, including Yunfeng Capital’s intention (as communicated by representatives of O’Melveny on July 1, 2020) to formally clear the transaction with CFIUS prior to consummation of the merger. The Special Committee discussed the timing of a proposed transaction, including potential SEC and CFIUS review, and the impact of such timing on the Company’s liquidity position, which could result in the Company not having sufficient capital to fund its ongoing operations given that the first tranche of the TF Bridge Loan would mature on October 30, 2020 (or upon the occurrence of an earlier event of default). In light of the maturity date of the TF Bridge Loan, Mr. Belmont advised the Special Committee that the Company could be out of cash within 3 months. The Special Committee also continued discussions regarding recent clinical results relating to one of the Company’s products and the potential impact of such results on the Company. Following discussion of potential means to address the Company’s liquidity position prior to consummation of the proposed transaction, the consensus of the Special Committee was that the Special Committee would discuss with Mr. Liu the impact of the recent clinical results relating to such product on the March Management Forecasts and the need to secure short-term liquidity support. Following this meeting, Mr. Belmont contacted Mr. Liu to arrange a discussion with Mr. Liu and other members of Company management to review all ongoing projects relating to the Company’s products.

Replacing the carryover paragraph on pages 60-61 with the paragraph below (with new text underlined):

The Merger Agreement permits the Company (at the direction of the Special Committee) to actively solicit and negotiate Acquisition Proposals from third parties during the Go-Shop Period (as described in the section entitled “The Merger Agreement—Go-Shop Period; Solicitation of Acquisition Proposals” beginning on page 143). During the Go-Shop Period, Jefferies, under the direction of the Special Committee, contacted again the potential acquirors that were part of the initial outreach from February 13, 2020 through March 12, 2020 (other than parties that later became Participants). As of the No-Shop Period Start Date, nine of such parties declined to evaluate a business combination with the Company, and the remaining parties had not responded in any meaningful manner. As a result, as of the No-Shop Period Start Date, there were no Excluded Parties. Furthermore, throughout the sale process, including the Go-Shop Period, there were no inbound expressions of interest from parties interested in acquiring the Company other than from certain stockholders of the Company who inquired about the proposed transaction and the basis on which those stockholders might participate in it.

The disclosure in the section entitled “Special Factors—Certain Company Forecasts”, beginning on page 75 of Proxy Statement, is hereby amended by:

Replacing the carryover paragraph on pages 75-76 with the paragraph below (with new text underlined):

The Company does not as a matter of course make public forecasts as to future performance, earnings or other results due to the unpredictability of the underlying assumptions and estimates. However, in connection with the Special Committee’s evaluation of a potential transaction involving the Buyer Consortium, in March 2020, Company management presented to and discussed with the Special Committee certain unaudited prospective financial information prepared by Company management for fiscal years 2020 through 2030 comprising the March Management Forecasts and certain assumptions underlying the March Management Forecasts, including assumptions with respect to the probability of success of certain products under development. The March Management Forecasts also were provided to Jefferies. In July 2020, Company management presented to and discussed with the Special Committee the July Management Forecasts, which reflected certain updates to the March Management Forecasts prepared by Company management with respect to the Company’s individual products. In particular, the July Management Forecasts reflected an improved probability of success with respect to the Company’s Anti-19/20 BiCar product from 5% to 20% as a result of continuing patient enrollment in the ongoing clinical trial, the initial clinical safety readout, and early efficacy signals in evaluable participants in the ongoing clinical trial. In addition, as a result of the COVID-19 pandemic, the Company experienced delays in the recruitment of patients for its Phase II clinical trial for its Rejoin® product, and the assumptions underlying the July Management Forecasts reflect a resulting delayed launch of that product by one year. The assumptions underlying the July Management Forecasts also reflect that the Company’s potential revenue would be delayed by one year as a result of clinical development delays caused by the COVID-19 pandemic. As a result, earnings before interest, taxes, depreciation and amortization (“EBITDA”) reflected in the July Management Forecasts were lower than EBITDA reflected in the March Management Forecasts for fiscal years 2021 through 2025, but higher for fiscal years 2026 through 2030. The July Management Forecasts were otherwise substantially similar to the March Management Forecasts. The July Management Forecasts superseded the March Management Forecasts in all respects. The July Management Forecasts also were provided to Jefferies for its use and reliance in connection with its opinion and related financial analyses, as described in the section entitled “—Opinion of Jefferies LLC” beginning on page 69. The summary below of the July Management Forecasts is not being included in this proxy statement to influence a stockholder’s decision whether to adopt the Merger Agreement and thereby approve the Merger, but is being included to provide the Company’s stockholders with certain unaudited prospective financial information that was made available to the Special Committee, the Board and Jefferies. The summary below of the March Management Forecasts is not being included in this proxy statement to influence a stockholder’s decision whether to adopt the Merger Agreement and thereby approve the Merger, but is being included to provide the Company’s stockholders with additional unaudited prospective financial information that was made available to the Special Committee, the Board and Jefferies, but that was superseded in all respects by the July Management Forecasts as discussed above.

Replacing footnote 1 to the table on page 78 with the text below (with new text underlined):

(1) Free Cash Flow, which is used interchangeably with Unlevered Free Cash Flow, was calculated by Jefferies for fiscal years 2020 through 2030, based on figures provided by the Company’s management in the July Management Forecasts, as NOPAT, plus Depreciation & Amortization, minus Capital Expenditures, minus Change in Working Capital. Free Cash Flow for the second half of fiscal year 2020 in the amount of approximately ($39) million was calculated by Jefferies based on figures provided by the Company’s management in the July Management Forecasts for fiscal year 2020 and the historical financial information of the Company for the six-month period ended June 30, 2020.

Amending the disclosure in the section “—July Management Forecasts” on page 79 by inserting the following text and immediately thereafter, the following section entitled "—March Management Forecasts" "between the bullet points carrying over from page 78 and the paragraph commencing “Certain of the financial projections above were not prepared in accordance with GAAP, including . . .”:

As of August 10, 2020, the number of fully-diluted common shares of the Company was approximately 20,633,000, calculated using the treasury stock method, including 19,432,979 shares of common stock outstanding, 1,694,119 options to purchase common shares at a weighted average exercise price of $12.21, 146,300 time-based restricted stock units, and, per the terms of the TF Bridge Loan Agreement, the first $7 million to be converted into equity at the lower of $19.50 per share or a 15% discount to the 30-day VWAP (as defined in the section entitled “—Interests of Certain Persons in the Merger—Treatment of Company Equity Awards”).

March Management Forecasts

The March Management Forecasts were not relied on by the Special Committee in connection with its consideration of the Merger. Holders of Common Stock are cautioned not to place any reliance on the March Management Forecasts, which the Company believes are unreliable, stale and not material to any Company stockholder decision. The March Management Forecasts are being included solely for informational purposes so that holders of Common Stock can understand various changes to the predictions of the Company’s future financial performance following developments in the operations of the Company’s business over the normal passage of time and the Special Committee’s continued inquiry into the considerations underlying the Company’s management’s projections during this period. For a detailed description of the reasons for these various changes, please see the section entitled “—Background of the Merger” beginning on page 34.

The following is a summary of the March Management Forecasts:

	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E
	($ in millions)
Revenue	—	$2	$20	$44	$69	$143	$212	$294	$396	$478	$606
COGS	—	$2	$16	$32	$49	$86	$107	$131	$162	$197	$240
Gross Profit	—	$0	$5	$12	$20	$57	$105	$163	$233	$281	$367
Operating Expenses	$66	$74	$76	$79	$48	$46	$52	$70	$91	$108	$133
Operating Income (EBIT)	$(66)	$(73)	$(72)	$(67)	$(28)	$11	$54	$93	$142	$173	$234
EBITDA	$(58)	$(62)	$(59)	$(52)	$(11)	$22	$65	$105	$155	$186	$247
Stock-based Compensation	$(4)	$(4)	$(4)	$(4)	$(4)	$(4)	$(4)	$(4)	$(4)	$(4)	$(4)
NOPBT	$(70)	$(77)	$(76)	$(71)	$(32)	$7	$49	$89	$138	$169	$230
NOPAT	$(70)	$(77)	$(76)	$(71)	$(32)	$6	$42	$76	$117	$144	$195
Depreciation & Amortization	$8	$11	$13	$15	$17	$11	$11	$12	$12	$13	$14
Capital Expenditures	$(5)	$(10)	$(11)	$(11)	$(12)	$(12)	$(13)	$(13)	$(14)	$(15)	$(16)
Change in Working Capital	$0	$(0)	$(3)	$(4)	$(4)	$(11)	$(10)	$(12)	$(15)	$(12)	$(19)
Free Cash Flow (1)	$(67)	$(77)	$(76)	$(70)	$(30)	$(6)	$30	$62	$101	$130	$174

Note: The March Management Forecasts are adjusted for probability of success assumptions per Company management.

(1)
Free Cash Flow, which is used interchangeably with Unlevered Free Cash Flow, was calculated by Jefferies for the fiscal years 2020 through 2030, based on figures provided by the Company’s management in the March Management Forecasts, as NOPAT, plus Depreciation & Amortization, minus Capital Expenditures, minus Change in Working Capital.

The March Management Forecasts are based on various assumptions, including the following:

●
certain assumptions relating to the probability of success of certain products being developed by the Company, including:

●
with respect to the C-CAR088 product, a probability of success of 40%;

●
with respect to the Anti-CD19/20 BiCar product, a probability of success of 5%;

●
with respect to the TIL product, a probability of success of 35%;

●
with respect to the AFP TCR-T product, a probability of success of 10%;

●
with respect to the AlloJoin® product, a probability of success of 40%; and

●
with respect to the ReJoin® product, a probability of success of 40%;

●
research and development and general and administrative expenses are based on 2020 budgeted amounts;

●
research and development expenses for pipeline products are adjusted to reflect probability of success based on the development phase of the applicable product;

●
unallocated research and development expenses are adjusted to reflect probability of success with reference to approximately 30% blended probability of success from and after 2025;

●
sales and marketing expenses assumed as 20% of total revenue adjusted by probability of success;

●
sales tax refers to the city construction tax and education surcharges associated with value added tax;

●
depreciation and amortization expenses are embedded in research and development and general and administrative expenses;

●
stock-based compensation is assumed to be flat;

●
EBITDA is determined before stock-based compensation expenses;

●
15% tax rate is assumed applicable upon positive net operating profit before tax from and after 2025;

●
no tax credits assumed;

●
change in working capital is 15% of the annual change in sales;

●
capital expenditures are assumed to have a five-year life with no residual value and straight-line depreciation; and

●
product commercialization in the United States is not taken into account.

- END OF SUPPLEMENT TO PROXY STATEMENT -
Forward Looking Statements

Statements in this communication relating to plans, strategies, specific activities, and other statements that are not descriptions of historical facts, including our statements regarding the completion of the Merger and targeted timing, or the Merger Litigation, including the potential impacts of such litigation on completion of the Merger, are forward-looking statements. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include any risks detailed from time to time in CBMG’s reports filed with the Securities and Exchange Commission, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, including risks relating to the impact of the COVID-19 pandemic on our operations, including risks associated with the evolving COVID-19 pandemic and actions taken in response to it. Such statements are based on the current beliefs and expectations of the management of CBMG and are subject to significant risks and uncertainties outside of CBMG’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the Merger Agreement; the failure of CBMG’s stockholders to adopt the Merger Agreement; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at CBMG; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on the Company’s credit rating; and other risks described in CBMG’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, CBMG does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of CBMG. In connection with the proposed transaction, CBMG has filed relevant materials with the SEC, including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies from CBMG’s stockholders for the proposed transaction, and CBMG and certain other persons, including Parent, have filed a Schedule 13E-3 transaction statement with the SEC. The Company first mailed the definitive proxy statement to stockholders entitled to vote at the special meeting on or about December 31, 2020. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF CBMG ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CBMG, THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders may obtain free copies of the proxy statement and other documents that CBMG files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by CBMG are also available free of charge on CBMG’s website at https://www.cellbiomedgroup.com or by directing a request to Cellular Biomedicine Group, Inc., Attn: Sarah Kelly, Investor Relations or by calling (301) 825 5320.

Participants in the Solicitation

CBMG and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from CBMG’s stockholders in connection with the proposed transaction. Information regarding the ownership of CBMG securities by CBMG’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information about CBMG’s directors and executive officers is also available in CBMG’s proxy statement for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020 and is supplemented by other filings made, and to be made, with the SEC by CBMG. Additional information regarding persons who may be deemed participants in the solicitation of proxies from CBMG’s stockholders in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, has been included in the proxy statement described above. These documents are or will be available free of charge as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: February 1, 2021	By:	/s/ Andrew Chan
Andrew Chan
Chief Legal Officer